                     COMMON STOCK

NUMBER ___                                  ___ SHARES

                NEWSOUTH BANCORP, INC.

ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA


This certifies that


is the owner of                      CUSIP 652495 10 2

fully paid and nonassessable shares of common stock, par value
$0.01 per share, of

NewSouth Bancorp, Inc. (the "Corporation"), a Virginia corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY
INSURED OR GUARANTEED.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


Dated:

_________________________           ___________________________
William L. Wall                     Thomas A. Vann
Secretary                           President

Countersigned and Registered:

              By: __________________________________
                  Transfer Agent and Registrar

                  __________________________________
                  Authorized Signature


                     [CORPORATE SEAL]

                RESTRICTIONS ON TRANSFER
The Articles of Incorporation include a provision which prohibits any person from directly or indirectly acquiring or offering to acquire the beneficial ownership of more than 10% of any class of equity security of the Corporation. Such provision eliminates the voting rights of securities acquired in violation of the provision. Such provision will expire three years from the effective date of completion of the conversion of Home Savings Bank, SSB, Washington, North Carolina (the "Bank") from mutual to stock form. The Articles of Incorporation also impose certain restrictions on the voting rights of beneficial owners of more than 10% of any class of equity security of the Corporation after three years from the effective date of completion of the conversion of the Bank from mutual to stock form. The Corporation will furnish without charge to each stockholder who so requests additional information with respect to such restrictions. Such request may be made in writing to the Secretary of the Corporation.




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    The shares represented by this certificate are issued
subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

    The Corporation will furnish without charge to each stockholder who so requests a full statement of the designations, relative rights, preferences and limitations of each class of stock and the variations in rights, preferences and limitations determined for each series, including the authority of the board of directors to determine variations for future series. Such requests shall be made in writing to the Secretary of the Corporation.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -     as tenants in common

TEN ENT -     as tenants by the entireties

JT TEN  -     as joint tenants with right of survivorship and
              not as tenants in common

UNIF TRANSFER MIN ACT - ..........Custodian.......... under
                        (Cust)              (Minor)
Uniform Transfers to Minors Act.......................
                                     (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _________________ HEREBY SELL(S),
ASSIGN(S) AND TRANSFER(S) UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 ___________________________________
/                                  /
-----------------------------------
________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE)

________________________________________________________________

________________________________________________________________

_________________________________________________________ Shares

of the common stock evidenced by this certificate, and do hereby irrevocably constitute and appoint , Attorney, to transfer the said shares on the books of the Corporation, with full power of substitution.

Dated ________________             _____________________________
                                   Signature

                                   _____________________________
                                   Signature


In presence of: _________________


     SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFER

NOTE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.